Security Information

Security
Purchased

CUSIP

37247DAG1

Issuer

GENWORTH
FINANCIAL INC

Underwriters

DBSI, Goldman
Sachs, Morgan
Stanley

Years of continuous operation,
including predecessors

> 3 years

Security

GNW FRN
11/15/2066


Is the affiliate a manager or co-
manager of offering?

Joint Lead
Manager

Name of underwriter or dealer from
which purchased

Morgan Stanley

Firm commitment underwriting?

Yes

Trade date/Date of Offering

11/7/2006

Total amount of offering sold to
QIBs

600,000,000

Total amount of any concurrent
public offering

0

Total

600,000,000

Public offering price

99.71

Price paid if other than public
offering price

 N/A

Underwriting spread or commission

1.00%

Rating

A3/BBB+

Current yield

6.82%

Benchmark vs Spread (basis points)

153 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
700,000
 $     697,984
0.12%

DWS Balanced VIP
Chicago
235,000
 $     234,323
0.04%

Total

935,000
 $     932,307
0.16%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
481165AE8

Issuer
JOY GLOBAL INC

Underwriters
BoA, Lehman Brothers, UBS,
BMO Capital Markets, CSFB,
DBSI, JP Morgan, LaSalle Bank,
Robert W Baird & Co

Years of continuous operation, including predecessors
> 3 years

Security
JOYG 6% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/7/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
99.27

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa3/BBB-

Current yield
6.04%

Benchmark vs Spread (basis points)
145 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
1,000,000
 $     992,650
0.40%

DWS Balanced VIP
Chicago
100,000
 $      99,265
0.04%

Total

1,100,000
 $  1,091,915
0.44%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
887317AC9

Issuer
TIME WARNER INC

Underwriters
BoA, Barclays, BNP Paribas,
RBS Greenwich, ABN Amro,
Calyon, Citigroup, Daiwa
Securities, DBSI, Dresdner
Kleinwort, HSBC, Mizuho
International, Scotia Capital,
Wachovia, Bear Stearns, Goldman
Sachs, JP Morgan, Lehman
Brothers, Morgan Stanley,
Williams Cap

Years of continuous operation, including predecessors
> 3 years

Security
TWX 5.875% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/8/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.51

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
5.90%

Benchmark vs Spread (basis points)
131 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
2,300,000
 $  2,288,661
0.23%

DWS Balanced VIP
Chicago
765,000
 $     761,229
0.08%

Total

3,065,000
 $  3,049,890
0.31%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security
Purchased

CUSIP

98417EAB6

Issuer

XSTRATA
FINANCE
CANADA

Underwriters

Barclays, JP
Morgan, RBS
Greenwich,
Citigroup, DBSI,
Dresdner
Kleinwort,
Lloyds TSB,
William Blair &
Co

Years of continuous operation,
including predecessors

> 3 years

Security

XTALN 5.8%
11/15/2016

Is the affiliate a manager or co-
manager of offering?

Co-Manager

Name of underwriter or dealer from
which purchased

Barclays

Firm commitment underwriting?

Yes

Trade date/Date of Offering

11/8/2006

Total amount of offering sold to
QIBs

1,000,000,000

Total amount of any concurrent
public offering

0

Total

1,000,000,000

Public offering price

99.75

Price paid if other than public
offering price

 N/A

Underwriting spread or commission

0.45%

Rating

Baa2/BBB+

Current yield

5.81%

Benchmark vs Spread (basis points)

120 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
2,420,000
 $  2,413,030
0.40%

DWS Balanced VIP
Chicago
835,000
 $     832,595
0.14%

Total

3,255,000
 $  3,245,626
0.54%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security
Purchased

CUSIP

25746UBB4

Issuer

DOMINION
RESOURCES
INC

Underwriters

Barclays,
Citigroup, JP
Morgan, Bank
of NY, CSFB,
DBSI, HVB
Capital
Markets, KBC
Financial
Products,
Scotia Capital

Years of continuous operation,
including predecessors

> 3 years

Security

D 5.6%
11/15/2016

Is the affiliate a manager or co-
manager of offering?

Co-Manager

Name of underwriter or dealer from
which purchased

Barclays

Firm commitment underwriting?

Yes

Trade date/Date of Offering

11/9/2006

Total amount of offering sold to
QIBs

250,000,000

Total amount of any concurrent
public offering

0

Total

250,000,000

Public offering price

99.99

Price paid if other than public
offering price

 N/A

Underwriting spread or commission

0.65%

Rating

Baa2/BBB

Current yield

5.60%

Benchmark vs Spread (basis points)

97 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
2,305,000
 $  2,298,362
0.38%

DWS Balanced VIP
Chicago
770,000
 $     767,782
0.13%

Total

3,075,000
 $  3,066,144
0.51%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
404119AS8


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Merrill Lynch, Wachovia, ABN
Amro, Barclays, BNP Paribas,
Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital
Markets, ING Financial Markets,
Mizuho International, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.125% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/BB-


Current yield
9.13%


Benchmark vs Spread (basis points)
449 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
360,000
 $     358,963
0.06%


DWS Balanced VIP
Chicago
120,000
 $     119,654
0.02%

DWS High Income Fund
Chicago
4,520,000
 $  4,506,982
0.75%

DWS High Income Trust
Chicago
535,000
 $     533,459
0.09%

DWS High Income VIP
Chicago
790,000
 $     787,725
0.13%

DWS Multi Market Income Trust
Chicago
270,000
 $     269,222
0.05%

DWS Strategic Income Fund
Chicago
305,000
 $     304,122
0.05%

DWS Strategic Income Trust
Chicago
65,000
 $      64,813
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $      94,726
0.02%

New York Funds

DWS High Income Plus Fund
New
York
895,000
 $     892,422
0.15%

DWS Short Duration Plus Fund
New
York
45,000
 $      44,870
0.01%

Total

8,000,000
 $  7,976,960
1.33%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
404119AV1


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Merrill Lynch, Wachovia, ABN
Amro, Barclays, BNP Paribas,
Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital
Markets, ING Financial Markets,
Mizuho International, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.25% 11/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
3,200,000,000


Total amount of any concurrent public offering
0


Total
3,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.25%


Benchmark vs Spread (basis points)
462 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
905,000
 $     902,394
0.15%



DWS Balanced VIP
Chicago
305,000
 $     304,122
0.05%


DWS High Income Fund
Chicago
11,380,000
 $11,347,226
1.90%


DWS High Income Trust
Chicago
1,340,000
 $  1,336,141
0.22%


DWS High Income VIP
Chicago
1,990,000
 $  1,984,269
0.33%


DWS Multi Market Income Trust
Chicago
675,000
 $     673,056
0.11%


DWS Strategic Income Fund
Chicago
765,000
 $     762,797
0.13%


DWS Strategic Income Trust
Chicago
160,000
 $     159,539
0.03%


DWS Strategic Income VIP
Chicago
230,000
 $     229,338
0.04%


New York Funds


DWS High Income Plus Fund
New
York
2,250,000
 $  2,243,520
0.38%

Total

20,000,000
 $19,942,400
3.33%


^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased


CUSIP
097751AM3


Issuer
BOMBARDIER INC


Underwriters
BNP Paribas, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BOMB 8% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/10/2006


Total amount of offering sold to QIBs
385,000,000


Total amount of any concurrent public offering
0


Total
385,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
Ba2/BB


Current yield
8.00%


Benchmark vs Spread (basis points)
340 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
125,000
 $     124,640
0.02%



DWS Balanced VIP
Chicago
75,000
 $      74,784
0.01%

DWS High Income Fund
Chicago
1,585,000
 $  1,580,435
0.26%

DWS High Income Trust
Chicago
185,000
 $     184,467
0.03%

DWS High Income VIP
Chicago
280,000
 $     279,194
0.05%

DWS Multi Market Income Trust
Chicago
100,000
 $      99,712
0.02%

DWS Strategic Income Fund
Chicago
110,000
 $     109,683
0.02%

DWS Strategic Income Trust
Chicago
75,000
 $      74,784
0.01%

DWS Strategic Income VIP
Chicago
75,000
 $      74,784
0.01%

New York Funds

DWS High Income Plus Fund
New
York
315,000
 $     314,093
0.05%



DWS Short Duration Plus Fund
New
York
75,000
 $      74,784
0.01%



Total

3,000,000
 $  2,991,360
0.50%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
38141GES9


Issuer
GOLDMAN SACHS GROUP INC


Underwriters
Goldman Sachs, Bank of NY,
BNP Paribas, CastleOak
Securities, Citigroup,
Commerzbank, DBSI, Doley
Securities, HVB Capital Markets,
JP Morgan, Mellon Financial
Markets, Santander Investments,
Sumitomo Bank, Suntrust Capital
Markets, Wachovia, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
GS 5.9% 1/15/2027


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/2/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A+


Current yield
5.97%


Benchmark vs Spread (basis points)
126 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds

DWS Balanced Fund
Chicago
2,095,000
 $  2,088,966
0.35%


DWS Balanced VIP
Chicago
705,000
 $     702,970
0.12%


Total

2,800,000
 $  2,791,936
0.47%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased


CUSIP
20030NAM3


Issuer
COMCAST CORP


Underwriters
BoA, JP Morgan, Wachovia, ABN
Amro, Bank of NY, Barclays, BNP
Paribas, Citigroup, Daiwa
Securities, DBSI, Goldman Sachs,
Lazard Capital Markets, Lehman
Brothers, Merrill Lynch, Morgan
Stanley, Royal Bank of Scotland,
Suntrust Capital Markets, UBS,
Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop
Capital Markets, MR Beal & Co,
Muriel Siebert & Co, Ramirez &
Co, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.45% 3/15/2037


Is the affiliate a manager or co-manager of offering?
Senior Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/15/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.40


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+


Current yield
6.49%


Benchmark vs Spread (basis points)
183 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
1,900,000
 $  1,894,528
0.32%


DWS Balanced VIP
Chicago
645,000
 $     643,142
0.11%


Total

2,545,000
 $  2,537,670
0.42%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased


CUSIP
852061AD2


Issuer
SPRINT NEXTEL CORP


Underwriters
BoA, Citigroup, JP Morgan,
Barclays, Bear Stearns, Goldman
Sachs, Greenwich Capital
Markets, Lazard Capital Markets,
Lehman Brothers, Wachovia,
Daiwa Securities, DBSI, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
S 6% 12/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/15/2006


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
 $                               99.62


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa3/BBB+


Current yield
6.02%


Benchmark vs Spread (basis points)
143 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
2,400,000
 $  2,393,088
0.40%


DWS Balanced VIP
Chicago
805,000
 $     802,682
0.13%


DWS Core Fixed Income VIP
Chicago
1,035,000
 $  1,032,019
0.17%


New York Funds


DWS Bond VIP
New
York
615,000
 $     613,229
0.10%



DWS Core Fixed Income Fund
New
York
4,060,000
 $  4,048,307
0.68%


DWS Core Plus Income Fund
New
York
1,975,000
 $  1,969,312
0.33%


DWS Lifecycle Long Range Fund
New
York
770,000
 $     767,782
0.13%


Total

11,660,000
 $11,626,419
1.94%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
382550AW1


Issuer
GOODYEAR TIRE & RUBBER


Underwriters
Goldman Sachs, BNP Paribas,
DBSI


Years of continuous operation, including predecessors
> 3 years


Security
GT 8.625% 12/1/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/16/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B-


Current yield
8.63%


Benchmark vs Spread (basis points)
396 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
90,000
 $      89,741
0.02%



DWS Balanced VIP
Chicago
30,000
 $      29,914
0.01%



DWS High Income Fund
Chicago
1,130,000
 $  1,126,746
0.19%



DWS High Income Trust
Chicago
130,000
 $     129,626
0.02%



DWS High Income VIP
Chicago
200,000
 $     199,424
0.03%



DWS Multi Market Income Trust
Chicago
70,000
 $      69,798
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $      74,784
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $      14,957
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      19,942
0.00%


New York Funds


DWS High Income Plus Fund
New
York
230,000
 $     229,338
0.04%



DWS Short Duration Plus Fund
New
York
10,000
 $        9,971
0.00%


Total

2,000,000
 $  1,994,240
0.33%


^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
76010RAA6


Issuer
RENTAL SERVICE CORP


Underwriters
Citigroup, DBSI, GE Capital


Years of continuous operation, including predecessors
> 3 years


Security
RSC 9.5% 12/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2006


Total amount of offering sold to QIBs
620,000,000


Total amount of any concurrent public offering
0


Total
620,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.38%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
484 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds



DWS Balanced Fund
Chicago
90,000
 $      89,741
0.02%


DWS Balanced VIP
Chicago
30,000
 $      29,914
0.01%


DWS High Income Fund
Chicago
1,130,000
 $  1,126,746
0.19%



DWS High Income Trust
Chicago
130,000
 $     129,626
0.02%



DWS High Income VIP
Chicago
200,000
 $     199,424
0.03%



DWS Multi Market Income Trust
Chicago
70,000
 $      69,798
0.01%


DWS Strategic Income Fund
Chicago
75,000
 $      74,784
0.01%


DWS Strategic Income Trust
Chicago
15,000
 $      14,957
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      19,942
0.00%


New York Funds


DWS High Income Plus Fund
New
York
225,000
 $     224,352
0.04%


DWS Short Duration Plus Fund
New
York
15,000
 $      14,957
0.00%



Total

2,000,000
 $  1,994,240
0.33%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased


CUSIP
224044BR7


Issuer
COX COMMUNICATIONS INC


Underwriters
Barclays, Merrill Lynch, Wachovia,
BoA, BNP Paribas, BNY Capital
Markets, Calyon, Daiwa
Securities, DBSI, JP Morgan,
Mizuho International, RBS
Greenwich Capital, Scotia Capital,
UBS


Years of continuous operation, including predecessors
> 3 years


Security
COXENT  6.45% 12/1/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/28/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.72


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB-


Current yield
6.47%


Benchmark vs Spread (basis points)
188 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
1,690,000
 $  1,685,133
0.28%



DWS Balanced VIP
Chicago
565,000
 $     563,373
0.09%



Total

2,255,000
 $  2,248,506
0.38%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
054536AB3


Issuer
AXA SA


Underwriters
BoA, JP Morgan, Lehman
Brothers, UBS, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
AXASA FRN 12/14/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/7/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Baa1/BBB


Current yield
6.46%


Benchmark vs Spread (basis points)
198 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
2,150,000
 $  2,143,808
0.36%


DWS Balanced VIP
Chicago
725,000
 $     722,912
0.12%



Total

2,875,000
 $  2,866,720
0.48%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
054536AC1


Issuer
AXA SA


Underwriters
BoA, JP Morgan, Lehman
Brothers, UBS, BNP Paribas,
DBSI, Greenwich Capital Markets,
HSBC, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
AXASA 12/14/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/7/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Baa1/BBB


Current yield
6.38%


Benchmark vs Spread (basis points)
178 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
3,050,000
 $  3,041,216
0.51%



DWS Balanced VIP
Chicago
1,025,000
 $  1,022,048
0.17%


New York Funds


DWS Bond VIP
New
York
500,000
 $     498,560
0.08%



Total

4,575,000
 $  4,561,824
0.76%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
345397VC4


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F 8% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
98.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.13%


Rating
B1/B


Current yield
8.14%


Benchmark vs Spread (basis points)
373 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
125,000
 $     124,640
0.02%



DWS Balanced VIP
Chicago
100,000
 $      99,712
0.02%



DWS High Income Fund
Chicago
1,530,000
 $  1,525,594
0.26%



DWS High Income Trust
Chicago
175,000
 $     174,496
0.03%



DWS High Income VIP
Chicago
265,000
 $     264,237
0.04%



DWS Multi Market Income Trust
Chicago
100,000
 $      99,712
0.02%



DWS Strategic Income Fund
Chicago
100,000
 $      99,712
0.02%



DWS Strategic Income Trust
Chicago
100,000
 $      99,712
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $      99,712
0.02%



New York Funds


DWS Bond VIP
New
York
100,000
 $      99,712
0.02%



DWS Core Plus Income Fund
New
York
270,000
 $     269,222
0.05%



DWS High Income Plus Fund
New
York
305,000
 $     304,122
0.05%



DWS Short Duration Plus Fund
New
York
100,000
 $      99,712
0.02%



Total

3,370,000
 $  3,360,294
0.56%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
345397VD2


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F FRN 1/13/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
98.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/B


Current yield
8.08%


Benchmark vs Spread (basis points)
99 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
220,000
 $     219,366
0.04%



DWS Balanced VIP
Chicago
100,000
 $      99,712
0.02%



DWS High Income Fund
Chicago
2,710,000
 $  2,702,195
0.45%



DWS High Income Trust
Chicago
315,000
 $     314,093
0.05%



DWS High Income VIP
Chicago
475,000
 $     473,632
0.08%



DWS Multi Market Income Trust
Chicago
165,000
 $     164,525
0.03%



DWS Strategic Income Fund
Chicago
175,000
 $     174,496
0.03%



DWS Strategic Income Trust
Chicago
100,000
 $      99,712
0.02%



DWS Strategic Income VIP
Chicago
100,000
 $      99,712
0.02%



New York Funds



DWS Bond VIP
New
York
320,000
 $     319,078
0.05%



DWS Core Plus Income Fund
New
York
1,070,000
 $  1,066,918
0.18%



DWS High Income Plus Fund
New
York
540,000
 $     538,445
0.09%



DWS Short Duration Plus Fund
New
York
100,000
 $      99,712
0.02%



Total

6,390,000
 $  6,371,597
1.07%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
014477AE3


Issuer
ALERIS INTERNATIONAL INC


Underwriters
DBSI, Goldman Sachs, Keybank
NA, PNC Bank


Years of continuous operation, including predecessors
> 3 years


Security
ARS 10% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
551 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
90,000
 $      89,741
0.02%



DWS Balanced VIP
Chicago
30,000
 $      29,914
0.01%



DWS High Income Fund
Chicago
1,130,000
 $  1,126,746
0.19%



DWS High Income Trust
Chicago
130,000
 $     129,626
0.02%



DWS High Income VIP
Chicago
200,000
 $     199,424
0.03%



DWS Multi Market Income Trust
Chicago
70,000
 $      69,798
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $      74,784
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $      14,957
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      19,942
0.00%


New York Funds


DWS High Income Plus Fund
New
York
225,000
 $     224,352
0.04%


DWS Short Duration Plus Fund
New
York
15,000
 $      14,957
0.00%



Total

2,000,000
 $  1,994,240
0.33%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
373298CH9


Issuer
GEORGIA-PACIFIC CORP


Underwriters
BoA, Citigroup, DBSI, Barclays,
Daiwa Securities, Lehman
Brothers, Mitsubishi UFJ
Securities, Mizuho International,
RBS Greenwich Capital, Scotia
Capital, SunTrust Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
GP 7.125% 1/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.90%


Rating
Ba3/B


Current yield
7.13%


Benchmark vs Spread (basis points)
258 bp


Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
160,000
 $     159,539
0.03%



DWS Balanced VIP
Chicago
55,000
 $      54,842
0.01%



DWS High Income Fund
Chicago
1,975,000
 $  1,969,312
0.33%



DWS High Income Trust
Chicago
230,000
 $     229,338
0.04%



DWS High Income VIP
Chicago
345,000
 $     344,006
0.06%



DWS Multi Market Income Trust
Chicago
120,000
 $     119,654
0.02%



DWS Strategic Income Fund
Chicago
125,000
 $     124,640
0.02%



DWS Strategic Income Trust
Chicago
30,000
 $      29,914
0.01%



DWS Strategic Income VIP
Chicago
40,000
 $      39,885
0.01%



New York Funds


DWS High Income Plus Fund
New
York
395,000
 $     393,862
0.07%



DWS Short Duration Plus Fund
New
York
25,000
 $      24,928
0.00%



Total

3,500,000
 $  3,489,920
0.58%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
59156RAP3


Issuer
METLIFE INC


Underwriters
Goldman Sachs, JP Morgan,
Merrill Lynch, HSBC, BoA, DBSI,
Lehman Brothers, Morgan
Stanley, Wachovia, Guzman &
Co, Muriel Siebert & Co, Samuel
A Ramirez & Co, Toussaint
Capital Partners, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
MET FRN 12/15/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/14/2006


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A3/BBB+


Current yield
6.41%


Benchmark vs Spread (basis points)
170 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds



DWS Balanced Fund
Chicago
2,010,000
 $  2,004,211
0.34%



DWS Balanced VIP
Chicago
675,000
 $     673,056
0.11%



Total

2,685,000
 $  2,677,267
0.45%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
458204AA2


Issuer
INTELSAT BERMUDA LTD


Underwriters
Citigroup, Credit Suisse, DBSI,
Lehman Brothers, Bear Stearns,
BNP Paribas, Goldman Sachs, JP
Morgan, Merrill Lynch, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
INTEL FRN 1/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/9/2007


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/B


Current yield
8.87%


Benchmark vs Spread (basis points)
351 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
45,000
 $      44,870
0.01%



DWS Balanced VIP
Chicago
15,000
 $      14,957
0.00%



DWS High Income Fund
Chicago
560,000
 $     558,387
0.09%



DWS High Income Trust
Chicago
65,000
 $      64,813
0.01%



DWS High Income VIP
Chicago
100,000
 $      99,712
0.02%



DWS Multi Market Income Trust
Chicago
35,000
 $      34,899
0.01%



DWS Strategic Income Fund
Chicago
40,000
 $      39,885
0.01%



DWS Strategic Income Trust
Chicago
10,000
 $        9,971
0.00%



DWS Strategic Income VIP
Chicago
10,000
 $        9,971
0.00%



New York Funds


DWS High Income Plus Fund
New
York
110,000
 $     109,683
0.02%



DWS Short Duration Plus Fund
New
York
10,000
 $        9,971
0.00%



Total

1,000,000
 $     997,120
0.17%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased


CUSIP
00846NAA5


Issuer
AGFC CAPITAL TRUST


Underwriters
DBSI, Morgan Stanley, UBS, BoA,
Credit Suisse, Goldman Sachs,
Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
AIG FRN 1/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/17/2007


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
99.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/A-


Current yield
6.61%


Benchmark vs Spread (basis points)
125 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
1,310,000
 $  1,306,227
0.22%



DWS Balanced VIP
Chicago
440,000
 $     438,733
0.07%



Total

1,750,000
 $  1,744,960
0.29%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
370334BB9


Issuer
GENERAL MILLS INC


Underwriters
BoA, Barclays, JP Morgan,
Blaylock & Co, Calyon Securities,
Citigroup, DBSI, Goldman Sachs,
Loop Capital Markets, Merrill
Lynch, Mitsubishi UFJ, Morgan
Stanley, Piper Jaffray, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
GIS 5.7% 2/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/17/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB+


Current yield
5.71%


Benchmark vs Spread (basis points)
95 bp



Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
2,725,000
 $  2,717,152
0.45%



DWS Balanced VIP
Chicago
910,000
 $     907,379
0.15%



Total

3,635,000
 $  3,624,531
0.61%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
22112AAA4


Issuer
COSAN FINANCE LTD


Underwriters
Credit Suisse, Morgan Stanley,
DBSI


Years of continuous operation, including predecessors
> 3 years


Security
COSAN 7 % 2/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
98.24


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Ba2/BB


Current yield
7.05%


Benchmark vs Spread (basis points)
249 bp



Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds



DWS Balanced Fund
Chicago
175,000
 $     171,920
0.04%



DWS Balanced VIP
Chicago
100,000
 $      98,240
0.03%



DWS High Income Fund
Chicago
2,120,000
 $  2,082,688
0.53%



DWS High Income Trust
Chicago
245,000
 $     240,688
0.06%



DWS High Income VIP
Chicago
370,000
 $     363,488
0.09%



DWS Multi Market Income Trust
Chicago
135,000
 $     132,624
0.03%



DWS Strategic Income Fund
Chicago
140,000
 $     137,536
0.04%



DWS Strategic Income Trust
Chicago
100,000
 $      98,240
0.03%



DWS Strategic Income VIP
Chicago
100,000
 $      98,240
0.03%



New York Funds


DWS High Income Plus Fund
New
York
415,000
 $     407,696
0.10%



DWS Short Duration Plus Fund
New
York
100,000
 $      98,240
0.03%



Total

4,000,000
 $  3,929,600
1.00%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
721467AE8


Issuer
PILGRIM'S PRIDE CORP


Underwriters
Lehman Brothers, BoA, BMO
Capital Markets, Credit Suisse,
DBSI, JP Morgan, Stephens Inc,
Stifel Nicolaus & Co


Years of continuous operation, including predecessors
> 3 years


Security
PPC 7.625% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.67%


Rating
B1/B


Current yield
7.63%


Benchmark vs Spread (basis points)
227 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
230,000
 $     230,000
0.06%



DWS Balanced VIP
Chicago
80,000
 $      80,000
0.02%



DWS High Income Fund
Chicago
2,830,000
 $  2,830,000
0.71%



DWS High Income Trust
Chicago
330,000
 $     330,000
0.08%



DWS High Income VIP
Chicago
495,000
 $     495,000
0.12%



DWS Multi Market Income Trust
Chicago
175,000
 $     175,000
0.04%



DWS Strategic Income Fund
Chicago
180,000
 $     180,000
0.05%



DWS Strategic Income Trust
Chicago
40,000
 $      40,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $      55,000
0.01%



New York Funds


DWS Bond VIP
New
York
195,000
 $     195,000
0.05%



DWS Core Plus Income Fund
New
York
60,000
 $      60,000
0.02%



DWS High Income Plus Fund
New
York
555,000
 $     555,000
0.14%



DWS Short Duration Plus Fund
New
York
30,000
 $      30,000
0.01%



Total

5,255,000
5,255,000
1.31%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
721467AF5


Issuer
PILGRIM'S PRIDE CORP


Underwriters
Lehman Brothers, BoA, BMO
Capital Markets, Credit Suisse,
DBSI, JP Morgan, Stephens Inc,
Stifel Nicolaus & Co


Years of continuous operation, including predecessors
> 3 years


Security
PPC 8.375% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.67%


Rating
B2/B


Current yield
8.38%


Benchmark vs Spread (basis points)
361 bp



Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds



DWS Balanced Fund
Chicago
140,000
 $     140,000
0.06%



DWS Balanced VIP
Chicago
45,000
 $      45,000
0.02%



DWS High Income Fund
Chicago
1,690,000
 $  1,690,000
0.68%



DWS High Income Trust
Chicago
200,000
 $     200,000
0.08%



DWS High Income VIP
Chicago
295,000
 $     295,000
0.12%



DWS Multi Market Income Trust
Chicago
105,000
 $     105,000
0.04%



DWS Strategic Income Fund
Chicago
110,000
 $     110,000
0.04%



DWS Strategic Income Trust
Chicago
25,000
 $      25,000
0.01%



DWS Strategic Income VIP
Chicago
35,000
 $      35,000
0.01%



New York Funds



DWS Bond VIP
New
York
75,000
 $      75,000
0.03%



DWS Core Plus Income Fund
New
York
25,000
 $      25,000
0.01%



DWS High Income Plus Fund
New
York
335,000
 $     335,000
0.13%



DWS Short Duration Plus Fund
New
York
20,000
 $      20,000
0.01%



Total

3,100,000
 $  3,100,000
1.24%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
494550AU0


Issuer
KINDER MORGAN ENERGY
PARTNERS


Underwriters
DBSI, Merrill Lynch, Wachovia,
Citigroup, Commerzbank, Lazard,
RBS Greenwich Capital, Scotia
Capital, Sumitomo Bank, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
KMP 6% 2/1/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2007


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB


Current yield
6.00%


Benchmark vs Spread (basis points)
115 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
1,084,000
 $  1,082,786
0.18%



DWS Balanced VIP
Chicago
381,000
 $     380,573
0.06%



Total

1,465,000
 $  1,463,359
0.24%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
15189TAN7


Issuer
CENTERPOINT ENERGY INC


Underwriters
BoA, DBSI, JP Morgan, Citigroup,
Credit Suisse, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
CNP 5.95% 2/1/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Ba1/BBB-


Current yield
5.97%


Benchmark vs Spread (basis points)
115 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
4,510,000
 $  4,497,011
0.75%



DWS Balanced VIP
Chicago
1,490,000
 $  1,485,709
0.25%



Total

6,000,000
 $  5,982,720
1.00%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased


CUSIP
68555GAA8


Issuer
ORASCOM TELECOM FINANCE


Underwriters
Citigroup, Credit Suisse, ABN
Amro, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
ORAT 7.875% 2/8/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
B2/B-


Current yield
7.88%


Benchmark vs Spread (basis points)
303 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
175,000
 $     175,000
0.02%



DWS Balanced VIP
Chicago
100,000
 $     100,000
0.01%



DWS High Income Fund
Chicago
2,115,000
 $  2,115,000
0.28%



DWS High Income Trust
Chicago
245,000
 $     245,000
0.03%



DWS High Income VIP
Chicago
370,000
 $     370,000
0.05%



DWS Multi Market Income Trust
Chicago
135,000
 $     135,000
0.02%



DWS Strategic Income Fund
Chicago
140,000
 $     140,000
0.02%



DWS Strategic Income Trust
Chicago
100,000
 $     100,000
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $     100,000
0.01%



New York Funds


DWS High Income Plus Fund
New
York
420,000
 $     420,000
0.06%



DWS Short Duration Plus Fund
New
York
100,000
 $     100,000
0.01%



Total

4,000,000
 $  4,000,000
0.53%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased


CUSIP
EG1553312


Issuer
STENA AB


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
STENA 6.125% 2/1/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2007


Total amount of offering sold to QIBs
389,838,217


Total amount of any concurrent public offering
0


Total
389,838,217


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba3/BB-


Current yield
6.13%


Benchmark vs Spread (basis points)
209 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
123,449
 $     123,449
0.03%



DWS Balanced VIP
Chicago
38,984
 $      38,984
0.01%



DWS High Income Fund
Chicago
1,474,888
 $  1,474,888
0.38%



DWS High Income Trust
Chicago
175,427
 $     175,427
0.05%



DWS High Income VIP
Chicago
259,892
 $     259,892
0.07%



DWS Multi Market Income Trust
Chicago
90,962
 $      90,962
0.02%



DWS Strategic Income Fund
Chicago
97,460
 $      97,460
0.03%



DWS Strategic Income Trust
Chicago
19,492
 $      19,492
0.01%



DWS Strategic Income VIP
Chicago
25,989
 $      25,989
0.01%



New York Funds


DWS High Income Plus Fund
New
York
292,379
 $     292,379
0.08%



Total

2,598,921
 $  2,598,921
0.67%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


Security Information


Security Purchased


CUSIP
125581CT3


Issuer
CIT GROUP INC


Underwriters
BoA, Citigroup, Greenwich Capital
Markets, JP Morgan, Bear
Stearns, BNP Paribas, Credit
Suisse, DBSI, Goldman Sachs,
HSBC, LaSalle Bank, RBC Capital
Markets, UBS, BMO Capital
Markets, BNY Capital Markets,
CIBC, National Australia Bank,
Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CIT 5.4% 2/13/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/6/2007


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2/A


Current yield
5.40%


Benchmark vs Spread (basis points)
66 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
5,000,000
 $  4,996,300
1.00%



DWS Balanced VIP
Chicago
2,000,000
 $  1,998,520
0.40%



Total

7,000,000
 $  6,994,820
1.40%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
125577AY2


Issuer
CIT GROUP INC


Underwriters
BoA, Citigroup, Greenwich Capital
Markets, JP Morgan, Bear
Stearns, BNP Paribas, Credit
Suisse, DBSI, Goldman Sachs,
HSBC, LaSalle Bank, RBC Capital
Markets, UBS, BMO Capital
Markets, BNY Capital Markets,
CIBC, National Australia Bank,
Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CIT 5.65% 2/13/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Greenwich Capital Markets


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/6/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.66


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A


Current yield
5.67%


Benchmark vs Spread (basis points)
93 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds


DWS Balanced Fund
New
York
4,510,000
 $  4,494,666
0.60%



DWS Balanced VIP
New
York
1,490,000
 $  1,484,934
0.20%



Total

6,000,000
 $  5,979,600
0.80%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
816074AF5


Issuer
SEITEL INC


Underwriters
DBSI, Morgan Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
SELA 9.75% 2/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.75%


Rating
B3/B-


Current yield
9.75%


Benchmark vs Spread (basis points)
439 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
230,000
 $     229,338
0.04%



DWS Balanced VIP
Chicago
80,000
 $      79,770
0.01%



DWS High Income Fund
Chicago
2,825,000
 $  2,816,864
0.47%



DWS High Income Trust
Chicago
330,000
 $     329,050
0.06%



DWS High Income VIP
Chicago
495,000
 $     493,574
0.08%



DWS Multi Market Income Trust
Chicago
175,000
 $     174,496
0.03%



DWS Strategic Income Fund
Chicago
180,000
 $     179,482
0.03%



DWS Strategic Income Trust
Chicago
40,000
 $      39,885
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $      54,842
0.01%



New York Funds


DWS High Income Plus Fund
New
York
560,000
 $     558,387
0.09%



DWS Short Duration Plus Fund
New
York
30,000
 $      29,914
0.01%



Total

5,000,000
 $  4,985,600
0.83%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
742718DF3


Issuer
PROCTER & GAMBLE CO


Underwriters
Citigroup, Goldman Sachs, JP
Morgan, Morgan Stanley, Merrill
Lynch, ABN Amro, DBSI, Fifth
Third Bank, HSBC, PNC Bank,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
PG 5.55% 3/5/2037


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/28/2007


Total amount of offering sold to QIBs
1,400,000,000


Total amount of any concurrent public offering
0


Total
1,400,000,000


Public offering price
99.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aa3/AA-


Current yield
5.59%


Benchmark vs Spread (basis points)
90 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
3,575,000
 $  3,564,704
0.60%



DWS Balanced VIP
Chicago
1,195,000
 $  1,191,558
0.20%



Total

4,770,000
 $  4,756,262
0.80%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
904201AA8


Issuer
UMBRELLA ACQUISITION


Underwriters
BoA, Credit Suisse, DBSI,
Lehman Brothers, RBS Greenwich
Capital, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
UVN 9.75% 3/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/1/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/CCC+


Current yield
9.75%


Benchmark vs Spread (basis points)
520 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
460,000
 $     458,675
0.08%



DWS Balanced VIP
Chicago
150,000
 $     149,568
0.03%



DWS High Income Fund
Chicago
5,690,000
 $  5,673,613
0.95%



DWS High Income Trust
Chicago
665,000
 $     663,085
0.11%



DWS High Income VIP
Chicago
1,000,000
 $     997,120
0.17%



DWS Multi Market Income Trust
Chicago
345,000
 $     344,006
0.06%



DWS Strategic Income Fund
Chicago
365,000
 $     363,949
0.06%



DWS Strategic Income Trust
Chicago
80,000
 $      79,770
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $     109,683
0.02%



New York Funds


DWS High Income Plus Fund
New
York
1,135,000
 $  1,131,731
0.19%



Total

10,000,000
 $  9,971,200
1.67%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Purchased


CUSIP
018772AG8


Issuer
ALLIANCE ONE INTERNATIONAL


Underwriters
DBSI, Wachovia, ING Wholesale
Banking


Years of continuous operation, including predecessors
> 3 years


Security
AOI 8.5% 5/15/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/2/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
99.51


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B2/B


Current yield
8.54%


Benchmark vs Spread (basis points)
416 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
135,000
 $     134,611
0.02%



DWS Balanced VIP
Chicago
40,000
 $      39,885
0.01%



DWS High Income Fund
Chicago
1,700,000
 $  1,695,104
0.28%



DWS High Income Trust
Chicago
200,000
 $     199,424
0.03%



DWS High Income VIP
Chicago
300,000
 $     299,136
0.05%



DWS Multi Market Income Trust
Chicago
105,000
 $     104,698
0.02%



DWS Strategic Income Fund
Chicago
115,000
 $     114,669
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $      24,928
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      19,942
0.00%



New York Funds



DWS High Income Plus Fund
New
York
345,000
 $     344,006
0.06%



DWS Short Duration Plus Fund
New
York
15,000
 $      14,957
0.00%



Total

3,000,000
 $  2,991,360
0.50%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information



Security Purchased


CUSIP
694308GJ0


Issuer
PACIFIC GAS & ELECTRIC


Underwriters
Barclays, Citigroup, DBSI, ABN
Amro, BNY Capital Markets, Loop
Capital Markets, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
PCG 5.8% 3/1/2037


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/8/2007


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.45


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa1/BBB


Current yield
5.83%


Benchmark vs Spread (basis points)
116 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
3,035,000
 $  3,018,429
0.43%



DWS Balanced VIP
Chicago
1,015,000
 $  1,009,458
0.15%



Total

4,050,000
 $  4,027,887
0.58%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased


CUSIP
043436AE4


Issuer
ASBURY AUTOMOTIVE GROUP


Underwriters
Goldman Sachs, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
ABG 7.625% 3/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/12/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/B


Current yield
7.63%


Benchmark vs Spread (basis points)
308 bp


Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
315,000
 $     315,000
0.21%



DWS Balanced VIP
Chicago
105,000
 $     105,000
0.07%



DWS High Income Fund
Chicago
3,960,000
 $  3,960,000
2.64%



DWS High Income Trust
Chicago
465,000
 $     465,000
0.31%



DWS High Income VIP
Chicago
670,000
 $     670,000
0.45%



DWS Multi Market Income Trust
Chicago
250,000
 $     250,000
0.17%



DWS Strategic Income Fund
Chicago
260,000
 $     260,000
0.17%



DWS Strategic Income Trust
Chicago
55,000
 $      55,000
0.04%



DWS Strategic Income VIP
Chicago
70,000
 $      70,000
0.05%



New York Funds


DWS High Income Plus Fund
New
York
815,000
 $     815,000
0.54%



DWS Short Duration Plus Fund
New
York
35,000
 $      35,000
0.02%



Total

7,000,000
 $  7,000,000
4.67%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
136385AK7


Issuer
CANADIAN NATURAL
RESOURCES


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
RBC Capital Markets, BMO
Capital Markets, BNP Paribas,
CIBC, Daiwa Securities, Lazard,
Mizuho International, Scotia
Capital, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
CNQCN 5.7% 5/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/12/2007


Total amount of offering sold to QIBs
1,100,000,000


Total amount of any concurrent public offering
0


Total
1,100,000,000


Public offering price
99.73


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa2/BBB


Current yield
5.72%


Benchmark vs Spread (basis points)
118 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds



DWS Balanced Fund
Chicago
3,500,000
 $  3,490,375
0.32%



DWS Balanced VIP
Chicago
1,165,000
 $  1,161,796
0.11%



DWS Core Fixed Income VIP
Chicago
1,150,000
 $  1,146,838
0.10%



Total

5,815,000
 $  5,799,009
0.53%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
83272AAA2


Issuer
STONE CONTAINER


Underwriters
BoA, DBSI, JP Morgan, Bank of
NY, Credit Suisse, Merrill Lynch,
Morgan Stanley, Scotia Capital,
Societe Generale, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
SSCC 8% 3/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/12/2007


Total amount of offering sold to QIBs
675,000,000


Total amount of any concurrent public offering
0


Total
675,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.90%


Rating
B3/CCC+


Current yield
8.00%


Benchmark vs Spread (basis points)
345 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
310,000
 $     310,000
0.05%


DWS Balanced VIP
Chicago
105,000
 $     105,000
0.02%


DWS High Income Fund
Chicago
3,980,000
 $  3,980,000
0.59%


DWS High Income Trust
Chicago
470,000
 $     470,000
0.07%


DWS High Income VIP
Chicago
680,000
 $     680,000
0.10%


DWS Multi Market Income Trust
Chicago
250,000
 $     250,000
0.04%


DWS Strategic Income Fund
Chicago
260,000
 $     260,000
0.04%


DWS Strategic Income Trust
Chicago
55,000
 $      55,000
0.01%


DWS Strategic Income VIP
Chicago
70,000
 $      70,000
0.01%



New York Funds


DWS High Income Plus Fund
New
York
820,000
 $     820,000
0.12%



Total

7,000,000
 $  7,000,000
1.04%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
98372PAJ7


Issuer
XL CAPITAL LTD


Underwriters
Citigroup, JP Morgan, Merrill
Lynch, ABN Amro, Barclays,
DBSI, Goldman Sachs, RBS
Greenwich Capital, Wachovia,
Bank of NY, Calyon, HSBC, ING
Belgium, Keybank NA, Lazard,
Lloyds Bank plc


Years of continuous operation, including predecessors
> 3 years


Security
XL FRN 4/15/2017


Is the affiliate a manager or co-manager of offering?
Senior Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/12/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.60


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa2/BBB


Current yield
7.17%


Benchmark vs Spread (basis points)
200 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
5,620,000
 $  5,597,295
0.56%


DWS Balanced VIP
Chicago
1,880,000
 $  1,872,405
0.19%


Total

7,500,000
 $  7,469,700
0.75%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
87264MAA7


Issuer
TRW AUTOMOTIVE INC


Underwriters
BoA, DBSI, Goldman Sachs,
Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
TRW 7% 3/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers

 Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0

 Total
500,000,000


Public offering price
98.65

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
Ba3/BB-

 Current yield
7.10%

Benchmark vs Spread (basis points)
284 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Chicago Funds

DWS Balanced Fund
Chicago
385,000
 $     379,818
0.08%


DWS Balanced VIP
Chicago
130,000
 $     128,250
0.03%


DWS High Income Fund
Chicago
4,810,000
 $  4,745,257
0.96%


DWS High Income Trust
Chicago
565,000
 $     557,395
0.11%


DWS High Income VIP
Chicago
825,000
 $     813,896
0.17%


DWS Multi Market Income Trust
Chicago
305,000
 $     300,895
0.06%


DWS Strategic Income Fund
Chicago
315,000
 $     310,760
0.06%


DWS Strategic Income Trust
Chicago
70,000
 $      69,058
0.01%



DWS Strategic Income VIP
Chicago
90,000
 $      88,789
0.02%


New York Funds

DWS High Income Plus Fund
New
York
945,000
 $     932,280
0.19%



DWS Short Duration Plus Fund
New
York
60,000
 $      59,192
0.01%


Total

8,500,000
 $  8,385,590
1.70%

^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
283695BN3


Issuer
EL PASO NATURAL GAS


Underwriters
Citigroup, DBSI, ABN Amro,
Godlman Sachs, JP Morgan, RBS
Greenwich Capital, Societe
Generale


Years of continuous operation, including predecessors
> 3 years


Security
EP 5.95% 4/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/29/2007


Total amount of offering sold to QIBs
355,000,000


Total amount of any concurrent public offering
0


Total
355,000,000


Public offering price
99.73


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa3/BB


Current yield
5.97%


Benchmark vs Spread (basis points)
135 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
1,312,000
 $  1,308,444
0.37%

DWS Balanced VIP
Chicago
438,000
 $     436,813
0.12%


Total

1,750,000
 $  1,745,258
0.49%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
14150BAAZ


Issuer
PTS ACQUISITION CORP


Underwriters
BoA, DBSI, Goldman Sachs,
Morgan Stanley, GE Capital
Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
PTSAC 9.5% 4/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2007


Total amount of offering sold to QIBs
565,000,000


Total amount of any concurrent public offering
0

Total
565,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
486 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Strategic Income VIP
Chicago
55,000
 $      55,000
0.01%

DWS High Income Trust
Chicago
410,000
 $     410,000
0.07%


DWS High Income Fund
Chicago
3,480,000
 $  3,480,000
0.62%



DWS High Income VIP
Chicago
515,000
 $     515,000
0.09%

DWS Strategic Income Fund
Chicago
225,000
 $     225,000
0.04%


DWS Strategic Income Trust
Chicago
50,000
 $      50,000
0.01%

DWS Multi Market Income Trust
Chicago
215,000
 $     215,000
0.04%


DWS Balanced Fund
Chicago
275,000
 $     275,000
0.05%


DWS Balanced VIP
Chicago
95,000
 $      95,000
0.02%


New York Funds


DWS High Income Plus Fund
New
York
680,000
 $     680,000
0.12%


Total

6,000,000
 $  6,000,000
1.06%


^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAA6


Issuer
TIME WARNER CABLE


Underwriters
ABN Amro, Citigroup, DBSI,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
TWC 5.4% 07/02/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Wachovia Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa2/BBB+


Current yield
5.41%


Benchmark vs Spread (basis points)
89 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds


DWS Balanced VIP
Chicago
810,000
 $     808,502
0.05%


DWS Balanced Fund
Chicago
2,430,000
 $  2,425,505
0.16%


New York Funds


DWS Short Term Bond Fund
New
York
3,889,000
 $  3,881,805
0.26%


DWS Short Duration Fund
New
York
2,243,000
 $  2,238,850
0.15%


DWS Short Duration Plus Fund
New
York
2,593,000
 $  2,588,203
0.17%


Total

11,965,000
 $11,942,865
0.80%

^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
BRFRIOACN0R2


Issuer
METALFRIO SOLUTIONS SA


Underwriters
UBS, Banco do Brasil, Banco
Fator, DBSI, Santander Central
Hispano


Years of continuous operation, including predecessors
> 3 years


Ticker
FRIO3 BZ


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2007


Total dollar amount of offering sold to QIBs
 $           193,825,500


Total dollar amount of any concurrent public
offering
 $                                      -


Total
 $           193,825,500

Public offering price
 $           9.35

Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $           0.37

Rating
N/A


Current yield
N/A

Fund Specific Information

Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
546,100
 $54,452,723
9.08%

DWS Balanced VIP
Chicago
51,700
 $  5,155,110
0.86%


Total

597,800
 $59,607,834
9.93%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
48238QAB1


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman
Sachs, UBS Securities, BMO
Capital Markets, GE Capital
Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 8.75% 5/14


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B3/CCC


Current yield
8.75%


Benchmark vs Spread (basis points)
403 BP

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
250,000
 $     249,280
0.04%

DWS Balanced VIP
Chicago
80,000
 $      79,770
0.01%

DWS High Income Fund
Chicago
3,190,000
 $  3,180,813
0.53%

DWS High Income Trust
Chicago
380,000
 $     378,906
0.06%

DWS High Income VIP
Chicago
475,000
 $     473,632
0.08%

DWS Multi Market Income Trust
Chicago
195,000
 $     194,438
0.03%


DWS Strategic Income Fund
Chicago
205,000
 $     204,410
0.03%


DWS Strategic Income Trust
Chicago
45,000
 $      44,870
0.01%


DWS Strategic Income VIP
Chicago
50,000
 $      49,856
0.01%


New York Funds


DWS High Income Plus Fund
New
York
630,000
 $     628,186
0.11%

Total

5,500,000
 $  5,484,160
0.92%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
48238QAC9


Issuer
KAR HOLDINGS

Underwriters
Bear Stearns, DBSI, Goldman
Sachs, UBS Securities, BMO
Capital Markets, GE Capital
Markets Inc.


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 10% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
425,000,000


Total amount of any concurrent public offering
0


Total
425,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC


Current yield
10.00%


Benchmark vs Spread (basis points)
525 BP

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
320,000
 $     319,078
0.05%


DWS Balanced VIP
Chicago
105,000
 $     104,698
0.02%

DWS High Income Fund
Chicago
4,060,000
 $  4,048,307
0.68%

DWS High Income Trust
Chicago
480,000
 $     478,618
0.08%


DWS High Income VIP
Chicago
605,000
 $     603,258
0.10%


DWS Multi Market Income Trust
Chicago
245,000
 $     244,294
0.04%


DWS Strategic Income Fund
Chicago
260,000
 $     259,251
0.04%


DWS Strategic Income Trust
Chicago
60,000
 $      59,827
0.01%


DWS Strategic Income VIP
Chicago
65,000
 $      64,813
0.01%


New York Funds

DWS High Income Plus Fund
New
York
800,000
 $     797,696
0.13%


Total

7,000,000
 $  6,979,840
1.17%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
171798AA9


Issuer
CIMERAX ENERGY


Underwriters
JP Morgan, Lehman Brothers,
Calyon Securities USA Inc, DBSI,
Merrill Lynch & Co, Raymond
James & Associates Inc, UBS
Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
XEC 7.125% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/17/2007


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0

Total
350,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B1/BB-

 Current yield
7.13%

Benchmark vs Spread (basis points)
244 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
225,000
 $     224,352
0.04%

DWS Balanced VIP
Chicago
75,000
 $      74,784
0.01%

DWS High Income Fund
Chicago
2,880,000
 $  2,871,706
0.48%

DWS High Income Trust
Chicago
340,000
 $     339,021
0.06%

DWS High Income VIP
Chicago
425,000
 $     423,776
0.07%

DWS Multi Market Income Trust
Chicago
180,000
 $     179,482
0.03%

DWS Strategic Income Fund
Chicago
185,000
 $     184,467
0.03%


DWS Strategic Income Trust
Chicago
40,000
 $      39,885
0.01%

DWS Strategic Income VIP
Chicago
45,000
 $      44,870
0.01%


New York Funds

DWS Bond VIP
New York
17,000
 $      16,951
0.00%


DWS Core Plus Income Fund
New York
53,000
 $      52,847
0.01%


DWS High Income Plus Fund
New York
565,000
 $     563,373
0.09%


DWS Short Duration Plus Fund
New
York
40,000
 $      39,885
0.01%


Total

5,070,000
 $  5,055,398
0.85%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
60740FAF2


Issuer
MOBILE MINI


Underwriters
BoA, CSFB, CIBC, CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
MINI 6.875% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CIBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/23/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
99.55


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/BB-


Current yield
6.91%

Benchmark vs Spread (basis points)
232 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
90,000
 $      89,741
0.02%

DWS Balanced VIP
Chicago
30,000
 $      29,914
0.01%

DWS High Income Fund
Chicago
1,145,000
 $  1,141,702
0.19%

DWS High Income Trust
Chicago
135,000
 $     134,611
0.02%

DWS High Income VIP
Chicago
175,000
 $     174,496
0.03%

DWS Multi Market Income Trust
Chicago
75,000
 $      74,784
0.01%

DWS Strategic Income Fund
Chicago
75,000
 $      74,784
0.01%


DWS Strategic Income Trust
Chicago
15,000
 $      14,957
0.00%


DWS Strategic Income VIP
Chicago
20,000
 $      19,942
0.00%


New York Funds

DWS High Income Plus Fund
New York
225,000
 $     224,352
0.04%

DWS Short Duration Plus Fund
New
York
15,000
 $      14,957
0.00%

Total

2,000,000
 $  1,994,240
0.33%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
617446H51


Issuer
MORGAN STANLEY


Underwriters
ABN Amro Securities, Blaylock &
Co Inc, BMO Capital Markets,
Calyon Securities USA Inc,
CastleOak Securities LP, DBSI,
HVB Capital Markets Inc, Loop
Capital Markets LLC, Mitsubishi
UFJ Securities Internat, Mizuho
Securities USA Inc, Muriel Siebert
& Co Inc, Natexis Bleichroeder
Inc, RBC Capital Markets,
Santander Investment Securities,
Scotia Capital Inc, SG Americas
Securities LLC, TD Ameritrade,
Wachovia Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
MS 5.55% 4/27/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/24/2007


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.70


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Aa3e/A+


Current yield
5.57%


Benchmark vs Spread (basis points)
97 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
5,640,000
 $  5,623,757
0.94%

DWS Blanced VIP
Chicago
1,875,000
 $  1,869,600
0.31%


Total

7,515,000
 $  7,493,357
1.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
89352HAC3


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, DBSI, JP Morgan,
HSBC Securities, Lazard Capital
Markets LLC, Mizuho Securities
USA, SG Americas Securities
LLC


Years of continuous operation, including predecessors
> 3 years


Security
TRP 6.350%  5/15/67


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup/JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB


Current yield
7.00%


Benchmark vs Spread (basis points)
175 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds

DWS Balanced Fund
Chicago
4,895,000
 $  4,880,902
0.82%

DWS Balanced VIP
Chicago
1,635,000
 $  1,630,291
0.27%

DWS Core Fixed Income VIP
Chicago
615,000
 $     613,229
0.10%

New York Funds

DWS Bond VIP
New York
370,000
 $     368,934
0.06%

DWS Core Fixed Income Fund
New York
2,530,000
 $  2,522,714
0.42%

DWS Core Plus Income Fund
New York
1,150,000
 $  1,146,688
0.19%

DWS Lifecycle Long Range Fund
New York
445,000
 $     443,718
0.07%

Total

11,640,000
 $11,606,477
1.94%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.